U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  NOVEMBER 14, 1996


                             ITI TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-24900                  06-1340453
(State or other jurisdiction          (Commission             (I.R.S.  Employer
      of incorporation)               File Number)           Identification No.)

                              2266 NORTH 2ND STREET
                         NORTH ST. PAUL, MINNESOTA 55109
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (612) 777-2690


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


           (The remainder of this page was intentionally left blank.)



ITEM 5.  OTHER EVENTS.

         The press release of ITI Technologies, Inc. attached hereto as Exhibit
99.1 is hereby incorporated by reference herein.

         This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Actual results may differ from the results discussed in the forward-looking statements due to many factors including, without limitation, the unanticipated loss of business from other major customers and/or additional business from existing or new customers.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.


         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.


         (c)      EXHIBITS.

                  Exhibit 99.1 Press Release of ITI Technologies, Inc. dated November 15, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ITI Technologies, Inc.


Date: November 15, 1996.            By /s/ Jack A. Reichert
                                       -----------------------------------------
                                       Jack A. Reichert
                                       Vice President Finance and Administration